FORM OF
LETTER OF TRANSMITTAL

for

Offer to Exchange All Outstanding
9 ½% Senior Secured Notes due 2010 in Exchange for
New 9 ½% Senior Secured Notes due 2010

of

NATIONSRENT COMPANIES, INC.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON _________, 2004 (THE “EXPIRATION DATE”), UNLESS EXTENDED BY NATIONSRENTCOMPANIES, INC.

The Exchange Agent is:

WILMINGTON TRUST COMPANY

For Delivery:

By Certified or Registered Mail: Wilmington Trust Company DC-1615 PO Box 8861 Wilmington, DE 19899-8861	By Overnight Courier or Hand: Wilmington Trust Company 1100 North Market St Wilmington, DE 19890-1615

Confirm by Telephone or Facsimile:
Tel: (302) 636-6469
Fax: (302) 636-4145

           Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

          The undersigned acknowledges receipt of the Prospectus, dated __________, 2004 (the “Prospectus”) of NationsRent Companies, Inc. (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”), to exchange its 9 ½% Senior Secured Notes due 2010 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) for each of its outstanding 9 ½% Senior Secured Notes due 2010 (the “Original Notes” and, together with the New Notes, the “Notes”) from the holders thereof.

          The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus).

           Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

          YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

          The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE
LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

          List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

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                                                                 Aggregate Principal
Name(s) and Address(es) of Registered Holder(s)    Certificate   Amount Represented     Principal Amount
               (Please fill in)                    Number(s)*    by Original Notes*     Tendered**
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                                             Total:
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*	Need not be completed by book-entry holders.

**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. See instruction 2.

           Holders of Original Notes whose Original Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus.

           Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Original Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Original Notes are held of record by The Depository Trust Company (“DTC”).

/__/	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number: Transaction Code Number:

/__/	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered
Holder(s)______________________________________________________________________________________

Name of Eligible Guarantor Institution that Guaranteed Delivery_______________________________________________________________________________________

Date of Execution of Notice of Guaranteed
Delivery_______________________________________________________________________________________

If Delivered by Book-Entry Transfer:

Name of Tendering Institution______________________________________________________________________

Account Number ________________________________________________________________________________

Transaction Code Number__________________________________________________________________________

/__/	CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name__________________________________________________________________________________________

Address________________________________________________________________________________________

/__/	CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name__________________________________________________________________________________________

Address________________________________________________________________________________________

/__/	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND TEN (10) COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name__________________________________________________________________________________________

Address________________________________________________________________________________________

          If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Original Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Company or who has an arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Original Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) to cause the Original Notes to be assigned, transferred and exchanged.

          The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire New Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Original Notes by the Company and the issuance of New Notes in exchange therefore shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement dated October 23, 2003, among the Company and the purchasers set forth therein (the “Registration Rights Agreement”), and that the Company shall have no further obligations or liabilities thereunder except as otherwise provided therein. The undersigned will comply with its obligations under the Registration Rights Agreement and agrees to all terms of the Exchange Offer.

          The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offer—Conditions to the Exchange Offer” occur.

          The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes.

          By tendering shares of Original Notes and executing this Letter of Transmittal, the undersigned represents that New Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such New Notes, that the undersigned is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act and that if the undersigned or the person receiving such New Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned or the person receiving such New Notes, whether or not such person is the undersigned, is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

          The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period that will terminate when all registrable securities covered by the registration statement have been sold pursuant thereto (the “Effective Date”) (subject to extension under certain limited circumstances described in the Prospectus). In that regard, each broker-dealer who acquired Original Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which cause the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other event specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be.

          As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer--Exchange Agent.”

          Any holder of Original Notes using the Exchange Offer to participate in a distribution of the New Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

          All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Original Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

           Certificates for all New Notes delivered in exchange for tendered Original Notes and any Original Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

          The undersigned, by completing the box entitled “Description of Original Notes Tendered Herewith” above and signing this letter, will be deemed to have tendered the Original Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE
(Complete accompanying IRS Form W-9)

         Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Original Notes hereby tendered or in whose name Original Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

______________________________________________________________________________________________________
                                        (Signature(s) of Holder(s))

Date _________________________________________________________________________________________________

Name(s)_______________________________________________________________________________________________
                                                 (Please Print)

Capacity (full title)_________________________________________________________________________________

Address_______________________________________________________________________________________________
                                             (Including Zip Code)

Daytime Area Code and Telephone No.___________________________________________________________________

Taxpayer Identification No.___________________________________________________________________________

                                            GUARANTEE OF SIGNATURE(S)
                                        (If Required — See Instruction 3)

Authorized Signature__________________________________________________________________________________

Dated_________________________________________________________________________________________________

Name__________________________________________________________________________________________________

Title_________________________________________________________________________________________________

Name of Firm__________________________________________________________________________________________

Address of Firm_______________________________________________________________________________________
                                               (Include Zip Code)

Area Code and Telephone No.___________________________________________________________________________

___________________________________________________________

        SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 3 and 4)

To be completed ONLY if New Notes or Original Notes
not tendered are to be issued in the name of someone
other than the registered holder of the Original Notes
whose name(s) appear(s) above.

Issue: /__/ Original Notes not tendered to:
                  /__/  New Notes to:

Name______________________________________________________

Address___________________________________________________
                    (Include Zip Code)

Daytime Area Code and Telephone No._______________________

Tax Identification No.____________________________________

__________________________________________________________

__________________________________________________________

        SPECIAL ISSUANCE INSTRUCTIONS
          (See Instructions 3 and 4)

To be completed ONLY if New Notes or Original Notes
not tendered are to be sent to someone other than the
registered holder of the Original Notes whose name(s)
appear(s) above, or such registered holder(s) at an
address other than that shown above.

Mail: /__/ Original Notes not tendered to:
                  /__/  New Notes to:

Name______________________________________________________

Address___________________________________________________
                    (Include Zip Code)

Daytime Area Code and Telephone No._______________________

__________________________________________________________

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.     Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

          A holder of Original Notes may tender the same by (i) properly completing and signing this Letter of Transmittal and delivering the same, together with the certificate or certificates, if applicable, representing the Original Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

           Holders of Original Notes may tender Original Notes by book-entry transfer by crediting the Original Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

          The method of delivery of this Letter of Transmittal, the Original Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to permit timely delivery. No Original Notes or Letters of Transmittal should be sent to the Company.

           Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Original Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Guarantor Institution, a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Original Notes are registered, and, if applicable, the certificate numbers of the Original Notes to be tendered; and (iii) all tendered Original Notes (or a confirmation of any book-entry transfer of such Original Notes into the Exchange Agent’s account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus.

          No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

2.     Partial Tenders; Withdrawals.

          If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Original Notes tendered in the box entitled “Description of Original Notes Tendered Herewith.” A newly issued certificate for the Original Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date. ALL ORIGINAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE CLEARLY INDICATED.

          If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

          To be effective with respect to the tender of Original Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Original Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the principal amount of such Original Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Original Notes and the principal amount of Original Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Original Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Original Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

          Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Original Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

3.     Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

          If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

          If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.

           When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of Original Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

          If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Original Notes listed, such Original Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Original Notes.

          If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

           ENDORSEMENTS ON CERTIFICATES OR SIGNATURES ON SEPARATE WRITTEN INSTRUMENTS OF TRANSFER OR EXCHANGE REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (DEFINED BELOW).

           SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, UNLESS ORIGINAL NOTES ARE TENDERED: (I) BY A HOLDER WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL; OR (II) FOR THE ACCOUNT OF AN ELIGIBLE GUARANTOR INSTITUTION. IN THE EVENT THAT THE SIGNATURES IN THIS LETTER OF TRANSMITTAL OR A NOTICE OF WITHDRAWAL, AS THE CASE MAY BE, ARE REQUIRED TO BE GUARANTEED, SUCH GUARANTEES MUST BE BY AN ELIGIBLE GUARANTOR INSTITUTION WHICH IS A MEMBER OF A FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR ANOTHER “ELIGIBLE GUARANTOR INSTITUTION” WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (AN “ELIGIBLE GUARANTOR INSTITUTION”). IF ORIGINAL NOTES ARE REGISTERED IN THE NAME OF A PERSON OTHER THAN THE SIGNER OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES SURRENDERED FOR EXCHANGE MUST BE ENDORSED BY, OR BE ACCOMPANIED BY A WRITTEN INSTRUMENT OR INSTRUMENTS OF TRANSFER OR EXCHANGE, IN SATISFACTORY FORM AS DETERMINED BY THE COMPANY, IN ITS SOLE DISCRETION, DULY EXECUTED BY THE REGISTERED HOLDER WITH THE SIGNATURE THEREON GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

4.     Special Issuance and Delivery Instructions.

           Tendering holders should indicate, as applicable, the name and address to which the New Notes or certificates for Original Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.     Transfer Taxes.

          The Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes under the Exchange Offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if:

•	certificates representing Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of Original Notes tendered;

•	tendered Original Notes are registered in the name of any person other than the person signing the letter of transmittal; or

•	a transfer tax is imposed for any reason other than the exchange of Original Notes under the Exchange Offer.

          If satisfactory evidence of payment of such taxes is not submitted herewith, the amount of such transfer taxes will be billed to that tendering holder.

6.     Waiver of Conditions.

          The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.     Mutilated, Lost, Stolen or Destroyed Securities.

          Any holder whose Original Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.     IRS Form W-9.

          Each holder of Original Notes whose Original Notes are accepted for exchange (or other payee) is generally required to provide a correct taxpayer identification number (“TIN”) (e.g., the holder’s social security or federal employer identification number) and certain other information on IRS Form W-9, which is attached hereto with the instructions to that Form, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Notes. This 28% rate is scheduled to increase to 31% in calendar year 2011.

9.     Requests for Assistance or Additional Copies.

           Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

10.     Determination of Validity.

          The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption “The Exchange Offer” or any conditions or irregularity in any tender of Original Notes of any particular holder. If the Company waives a condition with respect to any particular holder, it will waive the condition for all holders.

          The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

11.     No Conditional Tenders.

          No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

           IMPORTANT:    This Letter of Transmittal or a facsimile or copy thereof (together with certificates of Original Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

           Under U.S. federal income tax law, a holder of Original Notes whose Original Notes are accepted for exchange may be subject to backup withholding unless the holder provides Deutsche Bank Trust Company Americas, as Paying Agent (the “Paying Agent”), through the Exchange Agent, with either (i) such holder’s correct taxpayer identification number (“TIN”) on IRS Form W-9 attached hereto, certifying (A) that the TIN provided on Form W-9 is correct (or that such holder of Original Notes is awaiting a TIN), (B) that the holder of Original Notes is not subject to backup withholding because (x) such holder of Original Notes is exempt from backup withholding, (y) such holder of Original Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Original Notes that he or she is no longer subject to backup withholding and (C) that the holder of Original Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Original Notes is an individual, generally the TIN is such holder’s social security number. If the Paying Agent is not provided with the correct TIN, the holder of Original Notes may also be subject to certain penalties imposed by the Internal Revenue Service.

           Certain holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Original Notes should indicate their exempt status on Form W-9. For example, a corporation should complete the Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s status as a foreign beneficial owner of Notes. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed Form W-9 and the instructions thereto for more instructions.

          If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Original Notes or other payee. This 28% rate is scheduled to increase to 31% in calendar year 2011. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished.

Form W-9
(Rev. January 2003)
Department of the
Treasury                                                                           Give form to the
Internal Revenue                        Request for Taxpayer                       requester. Do not
Service                        Identification Number and Certification             send to the IRS.
-------------------------------------------------------------------------------------------------------
      Name
-------------------------------------------------------------------------------------------------------

      Business name, if different from above
-------------------------------------------------------------------------------------------------------

      /__/  Individual    /__/  Corporation   /__/  Partnership   /__/   Other >> ___  /__/ Exempt from
                                                                                            backup
                                                                                            withholding
     Check appropriate box:  Sole proprietor
--------------------------------------------------------------------------------------------------------
      Address (number, street, and apt. or suite no.)  Requester's name and address (optional)
--------------------------------------------------------------------------------------------------------
      City, state, and ZIP code
--------------------------------------------------------------------------------------------------------

      List account number(s) here (optional)

Part I  Taxpayer Identification Number (TIN)
---------------------------------------------------------------------------------------------------------

Enter your TIN in the appropriate box. For individuals, this is           -------------------------------
your social security number (SSN). However, for a resident alien,
sole proprietor, or disregarded entity, see the Part I instructions       --
on page 3. For other entities, it is your employer identification
number (EIN). If you do not have a number, see How to get a TIN on        Social security number
page 3.

                                                                                 -    -
Note: If the account is in more than one name, see the chart on           --------------------------------
page 4 for guidelines on whose number to enter.

                                                                          --

                                                                                       or
                                                                          --------------------------------

                                                                          --

                                                                          Employer identification number

                                                                                 -
                                                                          --------------------------------

Part II   Certification
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.   I am a U.S. person (including a U.S. resident alien).
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person	Date

Purpose of Form
A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:
     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
     2. Certify that you are not subject to backup withholding, or
     3. Claim exemption from backup withholding if you are a U.S. exempt payee.
     Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.
Foreign person. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).	Nonresident alien who becomes a resident alien.
Generally, only a nonresident alien individual may use th terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.
     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:
     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
     2. The treaty article addressing the income.
     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
     4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Cat. No. 10231X

Form W-9 (Rev. 1-2003)

Print or type
See Specific Instructions on page 2.

Form W-9 (Rev. 1-2003)

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% after December 31, 2003; 28% after December 31, 2005). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
          You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
     1. You do not furnish your TIN to the requester, or
     2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or
     3. The IRS tells the requester that you furnished an incorrect TIN, or
     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions
Name
If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.
Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note: You are requested to check the appropriate box for your status (individuals/sole proprietor, corporation, etc.)
Exempt From Backup Withholding
If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.
Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
Exempt payees. Backup withholding is not required on any payments made to the following payees:
     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);
     2. The United States or any of its agencies or instrumentalities;
     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;
     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or
     5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:
     6. A corporation;
     7. A foreign central bank of issue;
     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

Form W-9 (Rev. 1-2003)

     9. A futures commission merchant registered with the Commodity Futures Trading Commission;
     10. A real estate investment trust;
     11. An entity registered at all times during the tax year under the Investment Company Act of 1940;
     12. A common trust fund operated by a bank under section 584(a);
     13. A financial institution;
     14. A middleman known in the investment community as a nominee or custodian; or
     15. A trust exempt from tax under section 664 or described in section 4947.
     The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

-----------------------------------------------------------------------------------------------------------

If the payment is for . . .                                    THEN the payment is exempt for . . .
-----------------------------------------------------------------------------------------------------------

Interest and dividend payments                                 All exempt recipients except for 9
-----------------------------------------------------------------------------------------------------------

Broker transactions
                                                               Exempt recipients 1 through 13. Also, a
                                                               person registered under the Investment
                                                               Advisers Act of 1940 who regularly acts as
                                                               a broker
-----------------------------------------------------------------------------------------------------------

Barter exchange transactions and patronage dividends           Exempt recipients 1 through 5
-----------------------------------------------------------------------------------------------------------
Payments over $600 required to be reported and direct
sales over $ 5,0001                                           Generally, exempt recipients 1 through 72

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I.    Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.
Note: See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.
     If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradeable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 1-2003)

Part II.   Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.
     For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt from backup withholding on page 2.
Signature requirements. Complete the certification as indicated in 1 through 5 below.
     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
-----------------------------------------------------------------------------------------------------

For this type of account:                                          Give name and SSN of:
-----------------------------------------------------------------------------------------------------

   1.  Individual                                                  The individual

   2.  Two or more individuals (joint account)                     The actual owner of the account or,
                                                                   if combined funds, the first
                                                                   individual on the account1

   3.  Custodian account of a minor (Uniform Gift to
       Minors Act)                                                  The minor2

   4.  a. The usual revocable savings trust (grantor is
          also trustee)                                             The grantor-trustee1

                                                                    he actual owner1
       b. So-called trust account that is not a legal or
          valid trust under state law                               The actual owner1

   5.  Sole proprietorship or single-owner LLC                      The owner3

-----------------------------------------------------------------------------------------------------
For this type of account:                                           Give name and EIN of:
-----------------------------------------------------------------------------------------------------

   6.  Sole proprietorship or single-owner LLC                      The owner3

   7.  A valid trust, estate, or pension trust                      Legal entity4

   8.  Corporate or LLC electing corporate status on Form
       8832                                                         The corporation

   9.  Association, club, religious, charitable,
       educational, or other tax-exempt organization                The organization

  10.  Partnership or multi-member LLC                              The partnership

  11.  A broker or registered nominee                               The broker or nominee

  12.  Account with the Department of Agriculture in the            The public entity
       name of a public entity (such as a state or local
       government, school district, or prison) that
       receives agricultural program payments
-----------------------------------------------------------------------------------------------------

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.
3 You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).
4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.